UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 6, 2010

InfoLogix, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125575	20-1983837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 E. County Line Road, Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 604-0691

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Amendment to Loan Agreement

On April 6, 2010, InfoLogix, Inc. (the “Company”) and its subsidiaries (collectively, the “Borrowers”) entered into Amendment No. 2 (“Amendment No. 2”) to the Amended and Restated Loan and Security Agreement dated November 20, 2009, as amended (the “Loan Agreement”) with Hercules Technology Growth Capital, Inc. (“Hercules”).  Pursuant to Amendment No. 2, Hercules funded a term loan in an original principal amount of $1.35 million (“Term Loan C”).  The proceeds of Term Loan C will be used, in part, to repay outstanding overadvances under the revolving credit facility under the Loan Agreement.  Interest on Term Loan C will accrue at a rate of 8% per annum and, at the discretion of Hercules, is payable either in cash or in kind by adding the accrued interest to the principal of Term Loan C.  All principal outstanding on Term Loan C will be due and payable on April 1, 2013.  Term Loan C may be converted into shares of the Company’s common stock (“Common Stock”) at a price of $3.276 per share at any time at Hercules’ option.  The Company may prepay Term Loan C without incurring a prepayment penalty charge.

Amendment No. 2 also amends the interest payment options under term loan B under the Loan Agreement (“Term Loan B”).  Term Loan B bears interest at (i) 14.5% per annum for the first year, (ii) 20.5% per annum for the next year, and (iii) 17.5% thereafter, of which 2.5% is payable in kind (“PIK”) compounded monthly, and, prior to Amendment No. 2, Hercules had the option to turn the PIK interest into cash interest or additional shares of Common Stock only if certain predefined metrics were maintained.  The balance of the interest on Term Loan B was payable in cash monthly commencing December 1, 2009.  Pursuant to Amendment No. 2, Hercules now has the option, in its sole discretion, to require any and all interest on Term Loan B to be paid in cash, in kind or in shares of Common Stock.  The number of shares into which accrued interest will be converted will be determined based on the Adjusted 60-Day Average Price (as such term is defined in Amendment No. 2) of the Common Stock on the date of Hercules’ election to convert the interest into shares.

Amendment No. 2 also amends the default interest payment options under the Loan Agreement.  Whereas prior to Amendment No. 2, default rate interest was payable in cash or in kind by adding the accrued interest to the outstanding principal amount, pursuant to Amendment No. 2, Hercules now has the option to elect to have default rate interest paid in cash, in kind or in shares of the Common Stock.  All default rate interest paid in kind will be added to the outstanding principal amount on Term Loan B, notwithstanding on which loan the interest has accrued.  If Hercules elects to have default rate interest paid in shares, the number of shares into which such accrued default rate interest will be converted will be determined based on the Adjusted 60-Day Average Price (as such term is defined in Amendment No. 2) on the date of Hercules’ election to convert the interest into shares.

The description of the Loan Agreement and Amendment No. 2 does not purport to be complete and is qualified by reference to the Loan Agreement, Amendment No. 1 to the Loan Agreement dated February 19, 2010, and Amendment No. 2, which are attached to this report as Exhibits 4.1, 4.2 and 4.3 and incorporated herein by reference.

Registration Rights Agreement

In connection with Amendment No. 2, on April 6, 2010, the Company and Hercules entered into a Registration Rights Agreement (the “Registration Rights Agreement”) whereby the Company agreed to file by May 31, 2010 a shelf registration statement with the SEC covering the resale of the shares of Common Stock (the “Registrable Shares”) that may be issued to Hercules upon the conversion of Term Loan C or in payment of default rate interest with respect to the Revolving Loan, Term Loan A, Term Loan C and the Equipment Loan (as each such term is defined in the Loan Agreement).  The Company has agreed to use its best efforts to have the registration statement declared effective by the SEC no later than June 15, 2010, subject to a 60 day extension in the event of SEC review.  The Company is obligated to maintain the effectiveness of the registration statement from its effective date through and until the earlier of (i) the sale of all the Registrable Shares or (ii) Hercules together with any of its affiliates owning less than 10% of the issued and outstanding shares of Common Stock and the Registrable Shares may be sold free of any restrictions pursuant to Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

Subject to certain exceptions, the Company will be liable to Hercules for liquidated damages under the Registration Rights Agreement if (i) the registration statement is not filed by May 31, 2010, (ii) the registration statement ceases to be effective or usable at any time during the effectiveness period, or (iii) Hercules is not permitted to utilize the prospectus in the registration statement to sell the Registrable Shares for 20 consecutive days that the Nasdaq Stock Market is open for trading or in any individual case, an aggregate of 30 such days during any 12-month period (each, a “Registration Default”).  For any Registration Default, the Company will be subject to penalties of one percent of the sum of (i) the aggregate outstanding principal amount of Term Loan C that was converted into shares of Common Stock plus (ii) any default rate interest paid through the issuance of shares of Common Stock per month until that Registration Default is cured.  If the Company fails to pay any penalties within a specified time frame, the Company would be charged 8% interest on the outstanding penalties.

The Company also has granted to Hercules piggyback registration rights for any Registrable Shares not covered by the registration statement or sold under Rule 144 of the Securities Act, subject to standard underwriting cutbacks.  The Registration Rights Agreement also contains standard indemnification provisions on the part of the Company and Hercules.

This description of the Registration Rights Agreement does not purport to be complete and is qualified by reference to the agreement, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

4.1                                 Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.2                                 Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated February 19, 2010).

4.3                                 Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender.

10.1                           Registration Rights Agreement, dated as of April 6, 2010, by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOLOGIX, INC.

Date: April 8, 2010	By:	/s/ John A. Roberts
John A. Roberts
Chief Financial Officer

Exhibit Index

4.1                                 Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.2                                 Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix - DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated February 19, 2010).

4.3                                 Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender.

10.1                           Registration Rights Agreement, dated as of April 6, 2010, by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc.